                               VERTEX ALL CAP FUND

                             VERTEX CONTRARIAN FUND

           SUPPLEMENT DATED FEBRUARY 1, 2000 AS REVISED MARCH 1, 2000
                            TO THE CURRENT PROSPECTUS

This Supplement describes each fund's class I shares, and it supplements certain information in the funds' Prospectus dated February 1, 2000. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase class I shares only if you are an eligible institutional investor, as described under the caption "Description of Share Classes" below.


1.   EXPENSE SUMMARY

     EXPENSE TABLE. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of each fund. The table is supplemented as follows:

                                                                       Class I
        Maximum Sales Charge (Load) Imposed on Purchases
          (as a percentage of offering price)......................     None
        Maximum Deferred Sales Charge (Load)
          (as a percentage of original purchase price or
          redemption proceeds, whichever is less)..................     None

     ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
     ASSETS):



                                                    VERTEX ALL       VERTEX
                                                     CAP FUND   CONTRARIAN FUND
                                                     --------   ---------------
    Management Fees(1).............................    2.67%         2.63%
    Distribution and Service (12b-1) Fees..........    None           None
    Other Expenses(2)..............................    2.08%         3.51%
                                                       -----         -----
    Total Annual Fund Operating Expenses...........    4.75%         6.14%
       Fee Waiver and/or Expense Reimbursement (3)     0.00%        (1.10)%
                                                       -----         -----
       Net Expenses (2)............................    4.75%         5.04%
--------------------------

(1) Prior to March 1, 2000, VIM waived its right to receive management fees. The management fee is adjusted based upon the fund's performance as compared to a relevant index and is described in "Management of the Funds" in the prospectus.

(2) Each fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected. Had these expense reductions been taken into account, "Net Expenses" would be 5.02% for the Vertex Contrarian Fund.

(3) VIM has agreed to bear each funds' expenses such that "Other Expenses", after taking into account the expense offset arrangement described above, and excluding 0.08% for Vertex All Cap Fund and 0.39% for Vertex Contrarian Fund in expenses associated with the fund's obligation to pay dividends in connection with the fund's short sales of securities where dividends on these securities have been declared while the short sale is outstanding, do not exceed 2.00% annually. These contractual fee arrangements will continue until at least February 1, 2001, unless changed by the consent of the board of trustees which oversees the funds.


2.   EXAMPLE OF EXPENSES

The "Example of Expenses" table is intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds.

These examples assume that:

     o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     o The funds' operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see Expense Summary table above).

The table is supplemented as follows:

               SHARE CLASS                        YEAR 1              YEAR 3              YEAR 5             YEAR 10
               -----------                        ------              ------              ------             -------
               CLASS I SHARES
               Vertex All Cap Fund                 $476               $1,430              $2,390              $4,810
               Vertex Contrarian Fund              $504               $1,717              $2,904              $5,752

3.   DESCRIPTIONS OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible institutional investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible institutional investors may purchase class I shares:

     o certain retirement plans established for the benefit of employees of Vertex Investment Management, Inc. ("VIM"), the Funds' investment adviser, Massachusetts Financial Services Company ("MFS"), the corporate parent of Vertex, and employees of MFS's affiliates;

     o any fund distributed by MFS Fund Distributors ("MFD"), if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds:

In no event will the fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of class I shares. The payment of any such sales commission or compensation would, under the funds' policies, disqualify the purchaser as an eligible investor in class I shares.

4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

                 THE DATE OF THIS SUPPLEMENT IS FEBRUARY 1, 2000
                           AS REVISED MARCH 1, 2000.

                                                                      PROSPECTUS
                                                                FEBRUARY 1, 2000
                                                        AS REVISED MARCH 1, 2000

VERTEX ALL CAP FUND
                                                                  CLASS A SHARES
VERTEX CONTRARIAN FUND                                            CLASS B SHARES
                                                                  CLASS C SHARES
--------------------------------------------------------------------------------

This Prospectus describes each of the funds listed above. The investment objective of each fund is capital appreciation.

THIS PROSPECTUS DESCRIBES THREE CLASSES OF SHARES FOR EACH FUND. CURRENTLY, ONLY CLASS A SHARES ARE AVAILABLE FOR PURCHASE. CLASS A SHARES ARE ONLY AVAILABLE FOR PURCHASE AT NET ASSET VALUE AND MAY ONLY BE SOLD TO RESIDENTS OF MASSACHUSETTS WHO ARE:

o EMPLOYEES (OR CERTAIN RELATIVES OF EMPLOYEES) OF MASSACHUSETTS FINANCIAL SERVICES COMPANY (REFERRED TO AS MFS) AND ITS AFFILATES; OR

o  MEMBERS OF THE GOVERNING BOARDS OF THE VARIOUS FUNDS SPONSORED BY MFS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THE FUNDS' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

-----------------
TABLE OF CONTENTS
-----------------

                                                                    Page
  I           Risk Return Summary ............................         1
              1. Vertex All Cap Fund .........................         1
              2. Vertex Contrarian Fund ......................         7
  II          Expense Summary ................................         13
  III         Certain Investment Strategies and Risks ........         17
  IV          Management of the Funds ........................         18
  V           Description of Share Classes ...................         20
  VI          How to Purchase, Exchange and Redeem Shares ....         24
  VII         Investor Services and Programs .................         28
  VIII        Other Information ..............................         30
  IX          Financial Highlights ...........................         32
              Appendix A -- Investment Techniques and
              Practices ......................................        A-1

---------------------
I RISK RETURN SUMMARY
---------------------

1:  VERTEX ALL CAP FUND

o   INVESTMENT OBJECTIVE

    The fund's investment objective is capital appreciation. The fund's objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The fund invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The fund is flexibly managed, with the ability to invest in issuers of all market capitalizations and industry focus. The fund may invest, without limitation, in all markets, domestic and foreign, may invest in securities listed on securities exchanges or not so listed, and may at times maintain large weightings of securities of companies located in a particular country or region. The fund may pursue a "growth strategy," by investing in companies which the fund's investment adviser, Vertex Investment Management, Inc. (referred to as VIM or the adviser) believes offer superior prospects for growth, or a "value strategy," by investing in companies which the adviser believes are undervalued.

      VIM uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flow, competitive position and management's abilities) performed by the fund's portfolio manager and VIM's large group of equity research analysts.

      The fund may engage in a variety of investment practices to benefit from declines in the price of securities. For example, the fund may establish "short" positions in specific securities or stock indices through short sales or investments in a variety of derivative instruments, including options, futures contracts and options on futures. In a short sale, the fund borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The fund must replace the security it borrowed by purchasing the security at its market value at the time of replacement. The fund may also engage in short sales "against the box" where the fund owns or has the right to obtain, at no additional cost, the securities that are sold short. Up to 100% of the fund's net assets may be devoted to short positions. The fund may also establish "long" positions in specific securities or stock indices through options, futures contracts and options on futures. These positions are designed to benefit the fund if the prices of the underlying securities increase.

      The fund may borrow from banks up to 50% of its net assets to invest in portfolio securities (leveraging) or for liquidity or investment purposes. The fund may also enter into reverse repurchase agreements and lend portfolio securities, which may also be considered borrowings, and pursuant to which the fund may receive assets to invest in portfolio securities or for liquidity or investment purposes. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of the securities or other investments in the fund's portfolio relative to its net assets, and, therefore, may increase the fund's volatility.

      The fund may invest up to 35% of its total assets in fixed income securities, including lower rated bonds, commonly known as junk bonds, which are bonds assigned lower credit ratings by credit rating agencies or which are unrated and considered by the adviser to be comparable to lower rated bonds.

      The fund is a non-diversified fund. This means that the fund may invest a relatively high percentage of its assets in a small number of issuers.

o   PRINCIPAL RISKS

    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

    The principal risks of investing in the fund are:

    o Market Risk: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The fund's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

    o Leverage Risk: If the fund purchases portfolio securities with proceeds from bank borrowings or reverse repurchase agreements or engages in other forms of leveraged investments, the net asset value of the fund's shares generally will increase or decrease at a greater rate than would otherwise be the case. Any income or gains earned from a leveraged investment in excess of the costs associated with leveraging (such as interest and other administrative expenses to borrow money) will cause the value of the fund's shares and distributions on the fund's shares to rise more quickly than would otherwise be the case. Conversely, if the income or gains earned from a leveraged investment fail to cover the costs associated with leveraging, the value of the fund's shares and distributions on the fund's shares will fall more quickly than would otherwise be the case. Leverage is speculative and substantially increases the risk of investing in fund shares.

    o Short Sales Risk: The fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the fund must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box."

    o Derivatives Risk:

         > Hedging Risk: when a derivative is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

         > Correlation Risk: When the fund uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

         > Investment Risk: When the fund uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The fund is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

         > Availability Risk: Derivatives may not be available to the fund upon acceptable terms. As a result, the fund may be unable to use derivatives for hedging or other purposes.

         > Credit Risk: When the fund uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         > Foreign markets may be less liquid and more volatile than U.S.
           markets.

         > Foreign securities often trade in currencies other than the U.S.
           dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capital income. Investments in emerging markets securities involve all of the risks of investments in foreign securities, and also have additional risks:

         > All of the risks of investing in foreign securities are heightened by investing in emerging markets countries.

         > The markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

    o Investment Focus Risk: Because the fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries, economic, political and social conditions in these countries will have a significant impact on its investment performance.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the fund's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund's portfolio will generally rise.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the fund's share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    o Liquidity Risk: The fixed income securities purchased by the fund may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the fund's performance.

    o Junk Bond Risk:

         > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

         > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o Effect of IPOs: The fund may participate in the initial public offering ("IPO") market, and a significant portion of the fund's returns may be attributable to its investment in IPO's which may have a magnified investment performance impact during the periods when the fund has a small asset base. Like any past performance, there is no assurance that, as the fund's assets grow, it will continue to experience substantially similar performance by investment in IPOs.

    o Non-Diversified Status Risk: Because the fund may invest a higher percentage of its assets in a small number of issuers, the fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    o Active or Frequent Trading Risk: The fund has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

    o As with any mutual fund, you could lose money on your investment in the fund.

    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart shows the annual total return of the fund's class A shares for the first full calendar year since the fund's inception. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                    1999                191.85%

      During the period shown in the bar chart, the highest quarterly return was 65.39% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was 6.80% (for the calendar quarter ended September 30, 1999).

o   PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compare to a broad measure of market performance and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999
    ..........................................................................
                                                        1 Year        Life*
                                                        ------        -----
    Class A shares                                      175.06%      113.60%
    Class B shares                                         N/A          N/A
    Class C shares                                         N/A          N/A
    Standard & Poor's 500 Composite Index++**            21.04%       19.85%

    ------
    ++ Source: Standard & Poor's Micropal, Inc.
    * Fund performance figures are for the period from the commencement of the fund's investment operations, May 1, 1998, through December 31, 1999. Class B and class C shares were not available for sale during the period. Index returns are from May 1, 1998.
    ** The Standard & Poor's 500 Composite Index is a broad-based, unmanaged, but commonly used measure of common stock total return performance. It is comprised of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and Over- the-Counter market.

    Class A share performance takes into account the deduction of the 5.75% maximum sales charge.

2:  VERTEX CONTRARIAN FUND

o   INVESTMENT OBJECTIVE

    The fund's investment objective is capital appreciation. The fund's objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The fund invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which VIM believes are undervalued in the marketplace relative to their long term potential. Securities in which the fund may invest may be undervalued because they are temporarily out of favor in the market due to market decline, poor economic conditions, or actual or anticipated unfavorable developments affecting the issuer of the security or its industry, or because the market has overlooked them. The fund is flexibly managed, with the ability to invest in issuers of all market capitalizations and industry focus. The fund may invest, without limitation, in all markets, domestic and foreign, may invest in securities listed on securities exchanges or not so listed, and may at times maintain large weightings of securities of companies located in a particular country or region.

      VIM uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flow, competitive position and management's abilities) performed by the fund's portfolio manager and VIM's large group of equity research analysts.

      The fund may engage in a variety of investment practices to benefit from declines in the price of securities. For example, the fund may establish "short" positions in specific securities or stock indices through short sales or investments in a variety of derivative instruments, including options, futures contracts and options on futures. In a short sale, the fund borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The fund must replace the security it borrowed by purchasing the security at its market value at the time of replacement. The fund may also engage in short sales "against the box" where the fund owns or has the right to obtain, at no additional cost, the securities that are sold short. Up to 100% of the fund's net assets may be devoted to short positions. The fund may also establish "long" positions in specific securities or stock indices through options, futures contracts and options on futures. These positions are designed to benefit the fund if the prices of the underlying securities increase.

      The fund may borrow from banks up to 50% of its net assets to invest in portfolio securities (leveraging) or for liquidity or investment purposes. The fund may also enter into reverse repurchase agreements and lend portfolio securities, which may also be considered borrowings, and pursuant to which the fund may receive assets to invest in portfolio securities or for liquidity or investment purposes. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of the securities or other investments in the fund's portfolio relative to its net assets, and, therefore, may increase the fund's volatility.

      The fund may invest up to 35% of its total assets in fixed income securities, including lower rated bonds, commonly known as junk bonds, which are bonds assigned lower credit ratings by credit rating agencies or which are unrated and considered by the adviser to be comparable to lower rated bonds.

      The fund is a non-diversified fund. This means that the fund may invest a relatively high percentage of its assets in a small number of issuers.

o   PRINCIPAL RISKS

    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. As with any non-money market mutual fund, the share price of the fund will generally change daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

    The principal risks of investing in the fund are:

    o Market Risk: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The fund's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

    o Leverage Risk: If the fund purchases portfolio securities with proceeds from bank borrowings or reverse repurchase agreements or engages in other forms of leveraged investments, the net asset value of the fund's shares generally will increase or decrease at a greater rate than would otherwise be the case. Any income or gains earned from a leveraged investment in excess of the costs associated with leveraging (such as interest and other administrative expenses to borrow money) will cause the value of the fund's shares and distributions on the fund's shares to rise more quickly than would otherwise be the case. Conversely, if the income or gains earned from a leveraged investment fail to cover the costs associated with leveraging, the value of the fund's shares and distributions on the fund's shares will fall more quickly than would otherwise be the case. Leverage is speculative and substantially increases the risk of investing in fund shares.

    o Short Sales Risk: The fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the fund must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box."

    o Derivatives Risk:

         > Hedging Risk: when a derivative is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

         > Correlation Risk: When the fund uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

         > Investment Risk: When the fund uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The fund is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

         > Availability Risk: Derivatives may not be available to the fund upon acceptable terms. As a result, the fund may be unable to use derivatives for hedging or other purposes.

         > Credit Risk: When the fund uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         > Foreign markets may be less liquid and more volatile than U.S.
           markets.

         > Foreign securities often trade in currencies other than the U.S.
           dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters the contract may fail to perform its obligations to the fund.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capital income. Investments in emerging markets securities involve all of the risks of investments in foreign securities, and also have additional risks:

         > All of the risks of investing in foreign securities are heightened by investing in emerging markets countries.

         > The markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

    o Investment Focus Risk: Because the fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries, economic, political and social conditions in these countries will have a significant impact on its investment performance.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the fund's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund's portfolio will generally rise.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the fund's share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    o Liquidity Risk: The fixed income securities purchased by the fund may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the fund's performance.

    o Junk Bond Risk:

         > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

         > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o Effect of IPOs: The fund may participate in the initial public offering ("IPO") market, and a significant portion of the fund's returns may be attributable to its investment in IPO's which may have a magnified investment performance impact during the periods when the fund has a small asset base. Like any past performance, there is no assurance that, as the fund's assets grow, it will continue to experience substantially similar performance by investment in IPOs.

    o Non-Diversified Status Risk: Because the fund may invest a higher percentage of its assets in a small number of issuers, the fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    o As with any mutual fund, you could lose money on your investment in the fund.

    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart shows the annual total return of the fund's class A shares for the first full calendar year since the fund's inception. The chart and related notes do not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares, but do include the reinvestment of distributions. Any sales charge will reduce your return. The return of the fund's other classes of shares will differ from the class A returns shown in the bar chart, depending upon the expenses of those classes.

                   1999                     261.37%

      During the period shown in the bar chart, the highest quarterly return was 115.44% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was 8.82% (for the calendar quarter ended September 30, 1999).

o   PERFORMANCE TABLE

    This table shows how the average annual total returns of each class of the fund compare to a broad measure of market performance and various other market indicators and assumes the reinvestment of distributions.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 1999
    ..........................................................................
                                                          1 Year        Life*
                                                          ------        -----
    Class A shares                                        240.59%      161.42%
    Class B shares                                           N/A          N/A
    Class C shares                                           N/A          N/A
    Standard & Poor's 500 Composite Index++**              21.04%       19.85%

    ------
    ++ Source: Standard & Poor's Micropal, Inc.
    * Fund performance figures are for the period from the commencement of the fund's investment operations, May 1, 1998, through December 31, 1999. Class B and class C shares were not available for sale during the period. Index returns are from May 1, 1998.
    ** The Standard & Poor's 500 Composite Index is a broad-based, unmanaged, but commonly used measure of common stock total return performance. It is comprised of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over- the-counter market.

    Class A share performance takes into account the deduction of the 5.75% maximum sales charge.

------------------
II EXPENSE SUMMARY
------------------

o   EXPENSE TABLE

    This table describes the fees and expenses that you may pay when you buy, redeem and hold shares of each fund.

1:  VERTEX ALL CAP FUND

    SHAREHOLDER FEES (fees paid directly from your investment):
    ............................................................................
                                                    CLASS A    CLASS B  CLASS C
    Maximum Sales Charge (Load) Imposed on
    Purchases (as a percentage of offering price).   5.75%        N/A      N/A
    Maximum Deferred Sales Charge (Load) (as a
    percentage of original purchase price or
    redemption proceeds, whichever is less) ...... See Below(1)   4.00%    1.00%

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):
    ............................................................................
    Management Fees(2) ..........................    2.67%        2.67%    2.67%
    Distribution and Service (12b-1) Fees(3) ....    0.35%        1.00%    1.00%
    Other Expenses(4)............................    2.08%        2.08%    2.08%
                                                    -----         -----    -----
    Total Annual Fund Operating Expenses ........    5.10%        5.75%    5.75%
      Fee Waiver and/or Expense Reimbursement(5).   (0.35)%        N/A      N/A
                                                    -----         -----    -----
      Net Expenses(4) ..........................    4.75%         5.75%    5.75%

    ------
    (1) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in this case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months.
    (2) Prior to March 1, 2000, VIM waived its right to receive management fees. The management fee is adjusted based upon the fund's performance as compared to a relevant index, and is described under "Management of the Funds".
    (3) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser (referred to as distribution and service fees).
    (4) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses.
    (5) MFD has contractually agreed to waive its right to receive its class A distribution and service fees. VIM has also contractually agreed, subject to reimbursement, to bear the fund's expenses such that "Other Expenses," after taking into account the expense offset arrangement described above, and excluding 0.08% in expenses associated with the fund's obligation to pay dividends in connection with the fund's short sale of securities where dividends on these securities have been declared while the short sale is outstanding, do not exceed 2.00% annually. These contractual fee arrangements will continue until at least February 1, 2001, unless changed with the consent of the board of trustees which oversees the fund.

o   EXAMPLE OF EXPENSES

    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

    The examples assume that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

    o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see the table above).

    Although your actual costs may be higher or lower, under these assumptions your costs would be:

    SHARE CLASS                            YEAR 1   YEAR 3   YEAR 5   YEAR 10
    --------------------------------------------------------------------------
    Class A shares .....................   $1,023   $1,986   $2,947   $5,341

    Class B shares(1)
      Assuming redemption at end of
       period ..........................   $  973   $2,006   $3,022   $5,424
      Assuming no redemption ...........   $  573   $1,706   $2,822   $5,424

    Class C shares

      Assuming redemption at end of
        period .........................   $  673   $1,706   $2,822   $5,539
      Assuming no redemption ...........   $  573   $1,706   $2,822   $5,539

    ------
    (1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

2:  VERTEX CONTRARIAN FUND
    SHAREHOLDER FEES (fees paid directly from your investment):
    ............................................................................
                                                    CLASS A    CLASS B   CLASS C
    Maximum Sales Charge (Load)
     Imposed on Purchases
     (as a percentage of offering price) .....       5.75%       N/A       N/A
    Maximum Deferred Sales Charge (Load)
     (as a percentage of original
     purchase price or redemption
     proceeds, whichever is less) ............   See Below(1)   4.00%     1.00%

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):
    .......................................................................
    Management Fees(2) ...........................   2.63%      2.63%     2.63%
    Distribution and Service (12b-1) Fees(3) .....   0.35%      1.00%     1.00%
    Other Expenses(4) ............................   3.51%      3.51%     3.51%
                                                     -----      -----     -----
    Total Annual Fund Operating Expenses .........   6.49%      7.14%     7.14%
        Fee Waiver and/or Expense
         Reimbursement(5) ........................  (1.45)%    (1.10)%   (1.10)%
                                                     -----      -----     -----
        Net Expenses(4) ..........................   5.04%      6.04%     6.04%

    ------
    (1) An initial sales charge will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in this case, a contingent deferred sales charge (referred to as a CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months.
    (2) Prior to March 1, 2000 VIM waived its right to receive management fees. The management fee is adjusted based upon the fund's performance as compared to a relevant index, and is described under "Management of the Funds".
    (3) The fund adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser (referred to as distribution and service fees).
    (4) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. The fund may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account "Net Expenses" would be 5.02% for class A, 6.02% for class B and 6.02% for class C shares.
    (5) MFD has contractually agreed to waive its right to receive its class A distribution and service fees. VIM has also contractually agreed, subject to reimbursement, to bear the fund's expenses such that "Other Expenses," after taking into account the expense offset arrangement described above, and excluding 0.39% in expenses associated with the fund's obligation to pay dividends in connection with the fund's short sale of securities where dividends on these securities have been declared while the short sale is outstanding, do not exceed 2.00% annually. These contractual fee arrangements will continue until at least February 1, 2001, unless changed with the consent of the board of trustees which oversees the fund.

o   EXAMPLE OF EXPENSES

    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

    The examples assume that:

    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

    o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see the table above).

    Although your actual costs may be higher or lower, under these assumptions your costs would be:

    SHARE CLASS                            YEAR 1     YEAR 3    YEAR 5   YEAR 10
    ----------------------------------------------------------------------------
    Class A shares                         $1,050     $2,255    $3,424    $6,197

    Class B shares(1)
      Assuming redemption at end of
        period                             $1,001     $2,284    $3,508    $6,278
      Assuming no redemption               $  601     $1,984    $3,308    $6,278

    Class C shares
      Assuming redemption at end of
        period                             $  701     $1,984    $3,308    $6,380
    Assuming no redemption                 $  601     $1,984    $3,308    $6,380

    ------
    (1) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

-------------------------------------------
III CERTAIN INVESTMENT STRATEGIES AND RISKS
-------------------------------------------

o   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

    Each fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which each fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

o   TEMPORARY DEFENSIVE POLICIES

    In addition, each fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a fund invests defensively, it may not be able to pursue its investment objectives. A fund's defensive investment position may not be effective in protecting its value.

--------------------------
IV MANAGEMENT OF THE FUNDS
--------------------------

    INVESTMENT ADVISER

    Each fund's investment adviser is Vertex Investment Management, Inc. (referred as VIM or the adviser) which is located at 500 Boylston Street, Boston, Massachusetts 02116. VIM provides investment management and related administrative services and facilities to the funds, including portfolio management and trade execution.

      VIM is a wholly owned subsidiary of Massachusetts Financial Services Company (referred to as MFS) which has extensive investment management experience. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $136.72 billion on behalf of approximately 4.2 million investor accounts as of December 31, 1999. As of such date, the MFS organization managed approximately $109.5 billion of net assets in equity funds and equity portfolios and approximately $20.8 billion of assets invested in fixed income securities. Approximately $10.7 billion of the assets managed by MFS are invested in securities of foreign issuers and foreign denominated securities of U.S. issuers. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

      As compensation for its services, each fund pays the adviser a management fee that is comprised to two components. The first component is a basic fee equal to 2.00% per annum of each fund's average daily net assets (referred to as the basic fee). The second component is a performance fee adjustment.

      Each fund pays the adviser, at the end of each month, the basic fee of 2.00% (prorated for the month based upon the number of days in the month) of such fund's average daily net assets (computed over the course of that month), adjusted upward or downward by 0.20% (prorated for the month based upon the number of days in the month) of such fund's average daily net asssets (computed over the course of the prior 12 months) for each full percentage point that the fund's performance during the prior 12 months (referred to as the performance period) exceeds or lags the performance of the Standard & Poor's 500 Composite Stock Index (referred to as the S&P 500 Index). The maximum adjustment (up or down) for a fund's fiscal year shall not exceed 2.00%, so that the minimum and maximum management fee paid by a fund during any fiscal year will be 0% and 4%, respectively. The S&P 500 Index is a broad-based, popular, unmanaged index commonly used to measure common stock total return performance.

      Each fund's performance is calculated based on the net asset value per share of the fund's class A shares. For purposes of calculating the performance adjustment, any dividends or capital gains distributions paid by each fund are treated as if reinvested in class A shares at the net asset value per share as of the record date of payment. The performance of the S&P 500 Index is based on changes in its value over the performance period and is adjusted to include as if reinvested any cash distributions from the companies whose securities comprise the Index.

      Because the adjustment to the basic fee is based on the comparative performance of each fund and the record of the S&P 500 Index, the controlling factor is not whether the fund's performance is up or down, but whether it is up or down more or less than the record of the Index. The comparative investment records of the funds is based solely on the relevant performance period without regard to cumulative performance over a longer or shorter period of time.

      From time to time, the board of trustees that oversees the funds, without shareholder approval, may determine that another securities index is a more appropriate benchmark than the S&P 500 Index for purposes of evaluating the performance of a fund. In such event, a successor index may be substituted for the Index. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the fund's performance compared to the S&P 500 Index.

      The basic fee is computed daily, the performance fee adjustment is calculated once per month and the entire management fee, allocated to each class of shares proportionate to its average net assets, is normally paid monthly.

o   PORTFOLIO MANAGERS

    VERTEX ALL CAP FUND --           John W. Ballen, President and Chief
                                     Investment Officer of MFS, has been
                                     employed by MFS as a portfolio manager
                                     since 1984. Mr. Ballen has been the fund's portfolio manager since March 1999. Toni Y.
                                     Shimura, a Senior Vice President of MFS, has been employed by MFS as a portfolio manager since 1987. Ms. Shimura became a portfolio manager of the fund on February
                                     1, 2000.

    VERTEX CONTRARIAN FUND --        Brian E. Stack, a Senior Vice President
                                     of the adviser, is the portfolio manager of the fund. Mr. Stack has been employed as a portfolio manager by the adviser since 1993 and has been the fund's portfolio manager since October 1998.

o   ADMINISTRATOR

    MFS provides each fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by each fund for a portion of the costs it incurs in providing these services.

o   DISTRIBUTOR

    MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares each fund.

o   SHAREHOLDER SERVICING AGENT

    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each fund, for which it receives compensation from each fund.

------------------------------
V DESCRIPTION OF SHARE CLASSES
------------------------------

    Each fund offers class A, B and C shares through this prospectus. Each fund also offers an additional class of shares, class I shares, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to institutional investors eligible to purchase them. Class A and class I shares are the only classes presently available for sale.

o   SALES CHARGES

    You may be subject to an initial sales charge when you purchase, or a CDSC when you redeem, class A, B or C shares. These sales charges are described below. In certain circumstances, these sales charges are waived. These circumstances are described in the SAI. Special considerations concerning the calculation of the CDSC that apply to each of these classes of shares are described below under the heading "Calculation of CDSC."

      If you purchase your fund shares through a financial adviser (such as a broker or bank), the adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees, or from the adviser, MFS or MFD. These commissions and concessions are described in the SAI.

o   CLASS A SHARES

    You may purchase class A shares at net asset value plus an initial sales charge (referred to as the offering price), but in some cases you may purchase class A shares without an initial sales charge but subject to a 1% CDSC upon redemption within one year. Class A shares have annual distribution and service fees up to a maximum of 0.35% of net assets annually.

    PURCHASES SUBJECT TO AN INITIAL SALES CHARGE. The amount of the initial sales charge you pay when you buy class A shares differs depending upon the amount you invest, as follows:

                                              SALES CHARGE* AS PERCENTAGE OF:
                                              -------------------------------
                                                Offering        Net Amount
    Amount of Purchase                            Price          Invested
    Less than $50,000                             5.75%           6.10%
    $50,000 but less than $100,000                4.75            4.99
    $100,000 but less than $250,000               4.00            4.17
    $250,000 but less than $500,000               2.95            3.04
    $500,000 but less than $1,000,000             2.20            2.25
    $1,000,000 or more                           None**          None**

    ------
    * Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
    ** A 1% CDSC will apply to such purchases, as discussed below.

    PURCHASES SUBJECT TO A CDSC (BUT NOT AN INITIAL SALES CHARGE). You pay no initial sales charge when you invest $1 million or more in class A shares. However, a CDSC of 1% will be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

      In addition, purchases made under the following four categories are not subject to an initial sales charge; however, a CDSC of 1% will be deducted from redemption proceeds if the redemption is made within 12 months of purchase:

    o Investments in class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended (referred to as ERISA), if, prior to July 1, 1996

        > the plan had established an account with MFSC; and

        > the sponsoring organization had demonstrated to the satisfaction of MFD that either;

          + the employer had at least 25 employees; or

          + the total purchases by the retirement plan of class A shares of the MFS Family of Funds (the MFS funds) would be in the amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion.

    o Investments in class A shares by certain retirement plans subject to ERISA, if

        > the retirement plan and/or sponsoring organization participates in the MFS Corporate Plan Services 401(k) Program or any similar recordkeeping system made available by MFSC (referred to as the MFS participant recordkeeping system);

        > the plan establishes an account with MFSC on or after July 1, 1996;
          and

        > the total purchases by the retirement plan (or by multiple plans maintained by the same plan sponsor) of class A shares of the MFS Funds will be in the amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion.

    o Investments in class A shares by certain retirement plans subject to ERISA, if

        > the plan establishes an account with MFSC on or after July 1, 1996;
          and

        > the plan has, at the time of purchase, either alone or in aggregate with other plans maintained by the same plan sponsor, a market value of $500,000 or more invested in shares of any class or classes of the MFS funds.

          THE RETIREMENT PLANS WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLANS OR THEIR SPONSORING ORGANIZATION INFORMS MFSC PRIOR TO THE PURCHASES THAT THE PLANS HAVE A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS; MFSC HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH PLANS QUALIFY UNDER THIS CATEGORY.

    o Investment in class A shares by certain retirement plans subject to ERISA, if

        > the plan established an account with MFSC between July 1, 1997 and December 31, 1999;

        > the plan records are maintained on a pooled basis by MFSC; and

        > the sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.

o   CLASS B SHARES

    You may purchase class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years you may be subject to a CDSC (declining from 4.00% during the first year to 0% after six years). Class B shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually.

    The CDSC is imposed according to the following schedule:

                                                         CONTINGENT DEFERRED
    YEAR OF REDEMPTION AFTER PURCHASE                       SALES CHARGE
    ---------------------------------------------------------------------------
    First                                                        4%
    Second                                                       4%
    Third                                                        3%
    Fourth                                                       3%
    Fifth                                                        2%
    Sixth                                                        1%
    Seventh and following                                        0%

    If you hold Class B shares for approximately eight years, they will convert to class A shares of the fund. All class B shares you purchased through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any class B shares in your account convert to class A shares, a proportionate number of the class B shares in the sub-account will also convert to class A shares.

o   CLASS C SHARES

    You may purchase class C shares at net asset value without an initial sales charge, but if you redeem your shares within the first year you may be subject to a CDSC of 1.00%. Class C shares have annual distribution and service fees up to a maximum of 1.00% of net assets annually. Class C shares do not convert to any other class of shares of the fund.

o   CALCULATION OF CDSC

    As discussed above, certain investments in class A, B and C shares will be subject to a CDSC. Two different aging schedules apply to the calculation of the CDSC:

    o Purchases of class A shares made on any day during a calendar month will age one month on the last day of the month, and each subsequent month.

    o Purchases of class C shares, and purchases of class B shares on or after January 1, 1993, made on any day during a calendar month will age one year at the close of business on the last day of that month in the following calendar year, and each subsequent year.

    No CDSC is assessed on the value of your account represented by appreciation or additional shares acquired through the automatic reinvestment of dividends or capital gain distributions. Therefore, when you redeem your shares, only the value of the shares in excess of these amounts (i.e., your direct investment) is subject to a CDSC.

      The CDSC will be applied in a manner that results in the CDSC being imposed at the lowest possible rate, which means that the CDSC will be applied against the lesser of your direct investment or the total cost of your shares. The applicability of a CDSC will not be affected by exchanges or transfers of registration, except as described in the SAI.

o   DISTRIBUTION AND SERVICE FEES

    Each fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of class A, B and C shares and the services provided to you by your financial adviser. These annual distribution and service fees may equal up to 0.35% for class A shares (a 0.10% distribution fee and a 0.25% service fee) and 1.00% for each of class B and class C shares (a 0.75% distribution fee and a 0.25% service fee), and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges. MFS has waived its right to receive the class A service fee and the class A distribution fee as described under "Expense Summary."

----------------------------------------------
VI HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES
----------------------------------------------

    You may purchase, exchange and redeem class A, B and C shares of each fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem these classes of shares, which are described in the next section under the caption "Investor Services and Programs."

o   HOW TO PURCHASE SHARES

    INITIAL PURCHASE. You can establish an account by having your financial adviser process your purchase. The minimum initial investment is $1,000. However, in the following circumstances the minimum initial investment is only $50 per account:

    o if you establish an automatic investment plan;

    o if you establish an automatic exchange plan; or

    o if you establish an account under either:

        > tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

        > employer sponsored investment programs.

    The minimum initial investment for IRAs is $250 per account. The maximum investment in class C shares is $1,000,000 per transaction. Class C shares are not available for purchase by any retirement plan qualified under
    Section 401(a) or 403(b) of the Internal Revenue Code if the plan or its sponsor subscribes to certain recordkeeping services made available by MFSC, such as the Corporate Plan Services 401(k) Plan.

    ADDING TO YOUR ACCOUNT. There are several easy ways you can make additional investments of at least $50 to your account:

    o send a check with the returnable portion of your statement;

    o ask your financial adviser to purchase shares on your behalf;

    o wire additional investments through your bank (call MFSC first for instructions); or

    o authorize transfers by phone between your bank account and your MFS account (the maximum purchase amount for this method is $100,000). You must elect this privilege on your account application if you wish to use it.

o   HOW TO EXCHANGE SHARES

    You can exchange your shares for shares of the same class of certain other MFS funds at net asset value by having your financial adviser process your exchange request or by contacting MFSC directly. The minimum exchange amount is generally $1,000 ($50 for exchanges made under the automatic exchange plan). Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

      Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges.

      Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. These limitations and policies are described below under the captions "Right to Reject or Restrict Purchase and Exchange Orders" and "Excessive Trading Practices." You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.

o   HOW TO REDEEM SHARES

    You may redeem your shares either by having your financial adviser process your redemption or by contacting MFSC directly. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/ Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).

      Under unusual circumstances such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, the fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

    REDEEMING DIRECTLY THROUGH MFSC

    o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired or mailed (depending on the amount redeemed) directly to a pre- designated bank account. MFSC will request personal or other information from you and will generally record the calls. MFSC will be responsible for losses that result from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify your identity. You must elect this privilege on your account application if you wish to use it.

    o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.

    REDEEMING THROUGH YOUR FINANCIAL ADVISER. You can call your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

    SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, each fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may make certain de minimis exceptions to these requirements.

o   OTHER CONSIDERATIONS

    RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. The MFS funds each reserve the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the MFS funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the MFS funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund.

    EXCESSIVE TRADING PRACTICES. The MFS funds do not permit market-timing or other excessive trading practices. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies and harm fund performance. As noted above, the MFS funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the MFS funds and their shareholders, the MFS funds will exercise these rights if an investor has a history of excessive trading or if an investor's trading, in the judgment of the MFS funds, has been or may be disruptive to a fund. In making this judgment, the MFS funds may consider trading done in multiple accounts under common ownership or control.

    REINSTATEMENT PRIVILEGE. After you have redeemed shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption at the current net asset value (without an initial sales charge). If the redemption involved a CDSC, your account will be credited with the appropriate amount of the CDSC paid; however, your new shares will be subject to a CDSC which will be determined from the date you originally purchased the shares redeemed. This privilege applies to shares of the MFS money market funds only under certain circumstances.

    IN-KIND DISTRIBUTIONS. The MFS funds have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that a fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. None of the funds expects to make in-kind distributions, and if a fund does, it will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the fund's net assets, whichever is less.

    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Because it is costly to maintain small accounts, the MFS funds have generally reserved the right to automatically redeem shares and close your account when it contains less than $500 due to your redemptions or exchanges. Before making this automatic redemption, you will be notified and given 60 days to make additional investments to avoid having your shares redeemed.

----------------------------------
VII INVESTOR SERVICES AND PROGRAMS
----------------------------------

    As a shareholder of a fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in a fund is made through a retirement plan.

o   DISTRIBUTION OPTIONS

    The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by notifying MFSC:

    o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

    o Dividend distributions in cash; capital gain distributions reinvested in additional shares; or

    o Dividend and capital gain distributions in cash.

    Reinvestments (net of any required backup withholding) will be made in additional full and fractional shares of the same class of shares at the net asset value as of the close of business on the record date. Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option will automatically be converted to having all distributions reinvested in additional shares. Your request to change a distribution option must be received by MFSC by the distribution record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

o   PURCHASE AND REDEMPTION PROGRAMS

    For your convenience, the following purchase and redemption programs are made available to you with respect to class A, B and C shares, without extra charge:

    AUTOMATIC INVESTMENT PLAN. You can make cash investments of $50 or more through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on the first business day of the month.

    AUTOMATIC EXCHANGE PLAN. If you have an account balance of at least $5,000 in any MFS fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic monthly or quarterly exchanges from your account in an MFS fund for shares of the same class of shares of other MFS funds. You may make exchanges of at least $50 to up to six different funds under this plan. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange class A shares out of the MFS Cash Reserve Fund, into class A shares of any other MFS fund, you will pay the initial sales charge if you have not already paid this charge on these shares.

    REINVEST WITHOUT A SALES CHARGE. You can reinvest dividend and capital gain distributions into your account without a sales charge to add to your investment easily and automatically.

    DISTRIBUTION INVESTMENT PROGRAM. You may purchase shares of any MFS fund without paying an initial sales charge or a CDSC upon redemption by automatically reinvesting a minimum of $50 of dividend and capital gain distributions from the same class of another MFS fund.

    LETTER OF INTENT (LOI). If you intend to invest $50,000 or more in the MFS funds (including the MFS Fixed Fund) within 13 months, you may buy class A shares of the funds at the reduced sales charge as though the total amount were invested in class A shares in one lump sum. If you intend to invest $1 million or more under this program, the time period is extended to 36 months. If the intended purchases are not completed within the time period, shares will automatically be redeemed from a special escrow account established with a portion of your investment at the time of purchase to cover the higher sales charge you would have paid had you not purchased your shares through this program.

    RIGHT OF ACCUMULATION. You will qualify for a lower sales charge on your purchases of class A shares when your new investment in class A shares, together with the current (offering price) value of all your holdings in the MFS funds (including the MFS Fixed Fund), reaches a reduced sales charge level.

    SYSTEMATIC WITHDRAWAL PLAN. You may elect to automatically receive (or designate someone else to receive) regular periodic payments of at least $100. Each payment under this systematic withdrawal is funded through the redemption of your fund shares. For class B and C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (measured at the time you establish this plan). You will incur no CDSC on class B and C shares redeemed under this plan. For class A shares, there is no similar percentage limitation; however, you may incur the CDSC (if applicable) when class A shares are redeemed under this plan.

----------------------
VIII OTHER INFORMATION
----------------------

o   PRICING OF FUND SHARES

    The price of each class of each fund's shares is based on its net asset value. The net asset value of each class of shares is determined at the close of regular trading each day that the New York Stock Exchange (the "NYSE") is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The NYSE is closed on most national holidays and Good Friday. To determine net asset value, each fund values its assets at current market values, or at fair value as determined by the Adviser under the direction of the Board of Trustees that oversees the fund if current market values are unavailable. Fair value pricing may be used by each fund when current market values are unavailable or when an event occurs after the close of the exchange on which the fund's portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.

      You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required backup withholding, if your order is complete (has all required information) and MFSC receives your order by:

    o the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank) to MFSC; or

    o MFSC's close of business, if placed through a financial adviser, so long as the financial adviser (or its authorized designee) received your order by the valuation time.

    Each fund invests in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of a fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

o   DISTRIBUTIONS

    Each fund intends to pay substantially all of its net income (excluding any realized net capital gains) to shareholders as dividends at least annually. Each fund also distributes realized net capital gains at least annually.

o   TAX CONSIDERATIONS

    The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in each fund may have on your particular tax situation.

    TAXABILITY OF DISTRIBUTIONS. As long as a fund qualifies for treatment as a regulated investment company (which each fund has done in the past and intends to do in the future), it pays no federal income tax on the earnings and gains it distributes to shareholders.

    You will normally have to pay federal income taxes, and any state or local income taxes, on the distributions you receive from a fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

    The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal income tax purposes.

    Each fund's distributions will reduce its net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you will pay the full price for the shares and then effectively may receive a portion of the purchase price back as a taxable distribution.

    If you are neither a citizen nor a resident of the United States, each fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments (generally excluding capital gains dividends) that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by a fund. Each fund is also required in certain circumstances to apply backup withholding at the rate of 31% on dividends, capital gain distributions and redemption proceeds paid to any non-corporate shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to that fund certain information and certifications or, in the case of dividends and capital gain distributions, who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors in a fund should read it's Account Application for additional information regarding backup withholding of federal income tax.

    TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the redemption price of the shares you redeem, sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

o   UNIQUE NATURE OF FUNDS

    MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to each fund, and which may be managed by the fund's portfolio manager(s). While each fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

o   PROVISION OF ANNUAL AND SEMIANNUAL REPORTS

    To avoid sending duplicate copies of materials to households, only one copy of a fund's annual and semiannual report will be mailed to shareholders having the same residential address on the fund's records. However, any shareholder may contact MFSC (see back cover for address and phone number) to request that copies of these reports be sent personally to that shareholder.

-----------------------
IX FINANCIAL HIGHLIGHTS
-----------------------

    The financial highlights table is intended to help you understand the fund's financial performance since each fund's inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditors, whose report, together with the fund's financial statements, are included in the fund's Annual Report to shareholders. The fund's Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). These financial statements are incorporated by reference into the SAI. The funds' independent auditors are Ernst & Young LLP.

VERTEX ALL CAP FUND
                                                                    YEAR ENDED                PERIOD ENDED
                                                            SEPTEMBER 30, 1999         SEPTEMBER 30, 1998*
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                                   $10.10                      $10.00
                                                                        ------                      ------
Income from investment operations# -
  Net investment loss(S)                                                $(0.21)                     $(0.07)
  Net realized and unrealized gain on investments
    and foreign currency                                                 12.30                        0.17
                                                                        ------                      ------
      Total from investment operations                                  $12.09                      $ 0.10
                                                                        ------                      ------
Less distributions declared to shareholders from net realized
  gain on investments and foreign currency transactions                 $(0.69)                     $ --
                                                                        ------                      ------
Net asset value - end of period                                         $21.50                      $10.10
                                                                        ======                      ======
Total return                                                            125.33%                       1.00%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##(+)                                                           2.08%                       2.39%+
  Net investment loss                                                    (1.26)%                     (1.43)%+
Portfolio turnover                                                       1,249%                        446%
Net assets at end of period (000 omitted)                               $4,948                      $1,031

(S) Subject to reimbursement by the Fund, VIM has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the Fund pays
    Vertex a fee not greater than 2.00% of average daily net assets. The investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:

      Net investment loss                                               $(0.56)                     $(0.36)
      Ratios (to average net assets):
        Expenses##                                                        4.26%                       8.62%+
        Net investment loss                                              (3.44)%                     (7.66)%+

  * For the period from the commencement of the Fund's investment operations, May 1, 1998, through
    September 30, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was
    2.00% for the year ended September 30, 1999, and the period ended September 30, 1998.

VERTEX CONTRARIAN FUND
                                                                    YEAR ENDED                PERIOD ENDED
                                                            SEPTEMBER 30, 1999         SEPTEMBER 30, 1998*
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                                   $ 9.58                      $10.00
                                                                        ------                      ------
Income from investment operations# -
  Net investment income (loss)(S)                                       $(0.37)                    $  0.04
  Net realized and unrealized gain (loss) on investments and
   foreign currency                                                      14.45                       (0.46)
                                                                        ------                      ------
      Total from investment operations                                  $14.08                      $(0.42)
                                                                        ------                      ------
Less distributions declared to shareholders -
  From net investment income                                            $(0.02)                     $ --
  From net realized gain on investments and foreign currency
   transactions                                                          (0.20)                       --
                                                                        ------                      ------
      Total distributions declared to shareholders                      $(0.22)                     $  --
                                                                        ------                      ------
Net asset value - end of period                                         $23.44                      $ 9.58
                                                                        ======                      ======
Total return                                                            149.05%(++)                  (4.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##(+)                                                           2.41%                       2.03%+
  Net investment income (loss)                                           (1.97)%                      0.91%+
Portfolio turnover                                                       1,553%                        243%
Net assets at end of period (000 omitted)                               $4,263                      $  389

 (S) Subject to reimbursement by the Fund, VIM has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the Fund pays
     Vertex a fee not greater than 2.00% of average daily net assets. The investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:

       Net investment loss                                              $(1.01)                     $(0.64)
       Ratios (to average net assets):
         Expenses##                                                       5.83%                      15.69%+
         Net investment loss                                             (5.39)%                    (12.78)%+

   * For the period from the commencement of the Fund's investment operations, May 1, 1998, through
     September 30, 1998.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from certain expense offset arrangements.
 (+) Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was
     2.02% and 2.03% for the year ended September 30, 1999, and the period ended September 30, 1998, respectively.
(++) On September 30, 1999, the Fund had certain "as of" securities transactions which were recorded after year-end for book purposes but are presented as of year-end for financial statement presentation.
     These transactions reduced the Fund's total return from 155.74% to 149.05%.

----------
APPENDIX A
----------
                                                         -------------------
                                                         VERTEX ALL CAP FUND
                                                         -------------------

o   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective, the fund may engage in the following principal and non-principal investment techniques and practices. Investment techniques and practices which are the principal focus of the fund are described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES
    ..........................................................................
    SYMBOLS                   x  permitted                  -- not permitted
    --------------------------------------------------------------------------

      Debt Securities
        Asset-Backed Securities
          Collateralized Mortgage Obligations and Multiclass
            Pass-Through Securities                                  x
          Corporate Asset-Backed Securities                          x
          Mortgage Pass-Through Securities                           x
          Stripped Mortgage-Backed Securities                        x
        Corporate Securities                                         x
        Loans and Other Direct Indebtedness                          x
        Lower Rated Bonds                                            x
        Municipal Bonds                                              x
        Speculative Bonds                                            x
        U.S. Government Securities                                   x
        Variable and Floating Rate Obligations                       x
        Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds     x
      Equity Securities                                              x
      Foreign Securities Exposure
        Brady Bonds                                                  x
        Depositary Receipts                                          x
        Dollar-Denominated Foreign Debt Securities                   x
        Emerging Markets                                             x
        Foreign Securities                                           x
      Forward Contracts                                              x
      Futures Contracts                                              x
      Indexed Securities/Structured Products                         x
      Inverse Floating Rate Obligations                              x
      Investment in Other Investment Companies
        Open-End Funds                                               x
        Closed-End Funds                                             x
      Lending of Portfolio Securities                                x
      Leveraging Transactions
        Bank Borrowings                                              x
        Mortgage "Dollar-Roll" Transactions                          x
        Reverse Repurchase Agreements                                x
      Options
        Options on Foreign Currencies                                x
        Options on Futures Contracts                                 x
        Options on Securities                                        x
        Options on Stock Indices                                     x
        Reset Options                                                x
        "Yield Curve" Options                                        x
      Repurchase Agreements                                          x
      Restricted Securities                                          x
      Short Sales                                                    x
      Short Sales Against the Box                                    x
      Short Term Instruments                                         x
      Swaps and Related Derivative Instruments                       x
      Temporary Borrowings                                           x
      Temporary Defensive Positions                                  x
      Warrants                                                       x
      "When-Issued" Securities                                       x

----------
APPENDIX A
----------

                                                      ----------------------
                                                      VERTEX CONTRARIAN FUND
                                                      ----------------------

o   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective, the fund may engage in the following principal and non-principal investment techniques and practices. Investment techniques and practices which are the principal focus of the fund are described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES
    ..........................................................................
    SYMBOLS                   x  permitted                  -- not permitted
    --------------------------------------------------------------------------
        Debt Securities
          Asset-Backed Securities
            Collateralized Mortgage Obligations and Multiclass
              Pass-Through Securities                                  x
            Corporate Asset-Backed Securities                          x
            Mortgage Pass-Through Securities                           x
            Stripped Mortgage-Backed Securities                        x
          Corporate Securities                                         x
          Loans and Other Direct Indebtedness                          x
          Lower Rated Bonds                                            x
          Municipal Bonds                                              x
          Speculative Bonds                                            x
          U.S. Government Securities                                   x
          Variable and Floating Rate Obligations                       x
          Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds     x
        Equity Securities                                              x
        Foreign Securities Exposure
          Brady Bonds                                                  x
          Depositary Receipts                                          x
          Dollar-Denominated Foreign Debt Securities                   x
          Emerging Markets                                             x
          Foreign Securities                                           x
        Forward Contracts                                              x
        Futures Contracts                                              x
        Indexed Securities/Structured Products                         x
        Inverse Floating Rate Obligations                              x
        Investment in Other Investment Companies
          Open-End Funds                                               x
          Closed-End Funds                                             x
        Lending of Portfolio Securities                                x
        Leveraging Transactions
          Bank Borrowings                                              x
          Mortgage "Dollar-Roll" Transactions                          x
          Reverse Repurchase Agreements                                x
        Options
          Options on Foreign Currencies                                x
          Options on Futures Contracts                                 x
          Options on Securities                                        x
          Options on Stock Indices                                     x
          Reset Options                                                x
          "Yield Curve" Options                                        x
        Repurchase Agreements                                          x
        Restricted Securities                                          x
        Short Sales                                                    x
        Short Sales Against the Box                                    x
        Short Term Instruments                                         x
        Swaps and Related Derivative Instruments                       x
        Temporary Borrowings                                           x
        Temporary Defensive Positions                                  x
        Warrants                                                       x
        "When-Issued" Securities                                       x

VERTEX ALL CAP FUND
VERTEX CONTRARIAN FUND

If you want more information about a fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about a fund's actual investments. Annual reports discuss the effect of recent market conditions and the fund's investment strategy on the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated February 1, 2000, provides more detailed information about the funds and is incorporated into this prospectus by reference.

  YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUNDS, AND MAKE INQUIRIES ABOUT THE FUNDS, BY
CONTACTING:

    MFS Service Center, Inc.
    2 Avenue de Lafayette
    Boston, MA 02111-1738
    Telephone: 1-800-225-2606
    Internet: http://www.mfs.com

Information about a fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    Washington, D.C., 20549-6009

Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. Reports and other information about the funds are available on the Edgar database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfor@sec.gov or by writing the Public Reference Section at the above address.

    The funds' Investment Company Act file number is 811-7992

                                                              VER-1-XI 01/00 1M